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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  February 27, 2004


                         AMR CORPORATION
     (Exact name of registrant as specified in its charter)


       Delaware                  1-8400                 75-1825172
(State of Incorporation) (Commission File Number)     (IRS Employer
                                                    Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas           76155
 (Address of principal executive offices)            (Zip Code)


                        (817) 963-1234
                (Registrant's telephone number)







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Item 9.   Regulation FD Disclosure

AMR WILL BE PRESENTING AT THE FOLLOWING CONFERENCES

Beverly Goulet, Vice President and Treasurer of American Airlines, Inc., will speak at the Wachovia Securities 10th Annual Convertible Conference on Monday, March 1 at approximately 7:30 a.m. EST.

James Beer, Senior Vice President and CFO of AMR Corporation, will be presenting at the JP Morgan 2004 Airline Conference on Tuesday, March 2 at approximately 12:00 p.m. EST.

Both presentations will focus on the company's recent performance, its "Turnaround Plan" and the outlook for the future.

A webcast of both speeches will be made available via the Investor Relations section of AMR's corporate website at www.amrcorp.com. Additionally, a replay of the webcast will remain available for at least 7 days following the event.


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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  February 27, 2004